Exhibit 10.01

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of May 13, 2009 and is made by and among UNDER ARMOUR, INC., a Maryland corporation (the “Borrower”), the GUARANTORS (as defined below), the LENDERS (as defined below), and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders under this Agreement (in such capacity, the “Administrative Agent”), SUNTRUST BANK, as Syndication Agent (in such capacity, the “Syndication Agent”), and COMPASS BANK, as Documentation Agent (in such capacity, the “Documentation Agent”).

RECITALS

A. Pursuant to that certain Credit Agreement dated as of January 28, 2009 (the “Credit Agreement”) among the Borrower, the Guarantors (as defined therein), the Lenders (as defined therein), the Administrative Agent, the Syndication Agent, and the Documentation Agent, the Lenders extended (or committed to extend) credit to the Borrower as set forth therein.

B. The Loan Parties (as defined in the Credit Agreement) have requested that the Lenders make certain amendments to the Credit Agreement, and the Lenders are willing to do so, but only on the terms and conditions set forth in this Amendment.

NOW, THEREFORE, the parties hereto agree:

1. Unless otherwise defined to the contrary herein, all capitalized terms used in this Amendment shall have the meaning set forth in the Credit Agreement.

2. Section 2.9.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“2.9.1 Issuance of Letters of Credit. Borrower may at any time prior to the Expiration Date request the issuance of a trade, commercial or standby letter of credit (each a “Letter of Credit”) on behalf of itself or another Loan Party, or the amendment or extension of an existing Letter of Credit, by delivering or having such other Loan Party deliver to the Issuing Lender (with a copy to the Administrative Agent) a completed application and agreement for a Letter of Credit, or request for such amendment or extension, as applicable, in such form as the Issuing Lender may specify from time to time by no later than 10:00 a.m. at least five (5) Business Days, or such shorter period as may be agreed to by the Issuing Lender, in advance of the proposed date of issuance. Promptly after receipt of any Letter of Credit application, the Issuing Lender shall confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit application and if not, such Issuing Lender will provide Administrative Agent with a copy thereof. Unless the Issuing Lender has received notice from any Lender, Administrative Agent or any Loan Party, at least one (1) day prior to the requested date of issuance, amendment or extension of the applicable Letter of Credit, that one or more applicable conditions in Section 6 [Conditions of Lending and Issuance of Letters of Credit] is not satisfied, then, subject to the terms and conditions hereof and in reliance on the agreements of the other Lenders set forth in this

Section 2.9, the Issuing Lender or any of the Issuing Lender’s Affiliates will issue a Letter of Credit or agree to such amendment or extension; provided that each Letter of Credit shall (A) provide for the payment of sight drafts, other written demands for payment, or acceptances of usance drafts when presented for honor thereunder in accordance with the terms thereof and when accompanied by the documents described therein, (B) have an expiry date not later than (a) twelve (12) months after such Letter of Credit’s date of issuance and (b) in no event later than the Expiration Date, and (C) with respect to each Letter of Credit that is a trade or commercial Letter of Credit, all time usance drafts drawn under such trade or commercial Letter of Credit must have a maturity date that is not later than the Expiration Date; and provided further that in no event shall (i) the Letter of Credit Obligations exceed, at any one time, $5,000,000 (the “Letter of Credit Sublimit”) or (ii) the Revolving Facility Usage exceed, at any one time, the Revolving Credit Commitments. With respect to trade or commercial Letters of Credit, the Borrower shall pay, in lieu of the fronting fee due to the Issuing Lender with respect to standby Letters of Credit, fees to be negotiated between the Borrower and the Issuing Lender. Each request by the Borrower for the issuance, amendment or extension of a Letter of Credit shall be deemed to be a representation by the Borrower that it shall be in compliance with the preceding sentence and with Section 6 [Conditions of Lending and Issuance of Letters of Credit] after giving effect to the requested issuance, amendment or extension of such Letter of Credit. Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to the beneficiary thereof, the applicable Issuing Lender will also deliver to Borrower and Administrative Agent a true and complete copy of such Letter of Credit or amendment.”

3. The Loan Parties and the Lenders hereby ratify and confirm their respective obligations under the Credit Agreement, as amended by this Amendment, and agree that the Credit Agreement hereby remains in full force and effect after giving effect to the effectiveness of this Amendment and that, upon such effectiveness, all references in the Loan Documents to the “Credit Agreement” shall be references to the Credit Agreement as amended by this Amendment.

4. Except as specifically set forth above, this Amendment shall not be deemed to amend or alter in any respect the terms and conditions of the Credit Agreement.

5. This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

6. This Amendment shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

The remainder of this page is left blank intentionally.

Signatures begin on next page.

2

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

ATTEST:	UNDER ARMOUR, INC., a Maryland corporation

/s/ John Stanton	By:	/s/ Brad Dickerson

	Printed:	Brad Dickerson

	Title:	CFO

UNDER ARMOUR MANUFACTURING, LLC, a Maryland limited liability company By: Under Armour, Inc., a Maryland corporation, its sole member

/s/ John Stanton	By:	/s/ Brad Dickerson

	Printed:	Brad Dickerson

	Title:	CFO

UNDER ARMOUR RETAIL, INC., a Maryland corporation

/s/ John Stanton	By:	/s/ Brad Dickerson

	Printed:	Brad Dickerson

	Title:	Treasurer

UNDER ARMOUR HOLDINGS, INC., a Maryland corporation

/s/ John Stanton	By:	/s/ Brad Dickerson

	Printed:	Brad Dickerson

	Title:	V.P.

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

ATTEST:

UNDER ARMOUR RETAIL OF MARYLAND, L.L.C.

UNDER ARMOUR RETAIL OF FLORIDA, LLC

UNDER ARMOUR RETAIL OF OHIO, LLC

UNDER ARMOUR RETAIL OF CALIFORNIA, LLC

UNDER ARMOUR RETAIL OF TEXAS, LLC

UNDER ARMOUR RETAIL OF WISCONSIN, LLC

UNDER ARMOUR RETAIL OF MASSACHUSETTS, LLC

UNDER ARMOUR RETAIL OF PENNSYLVANIA, LLC

UNDER ARMOUR RETAIL OF DELAWARE, LLC

UNDER ARMOUR RETAIL OF GEORGIA, LLC

UNDER ARMOUR RETAIL OF NEW YORK, LLC

UNDER ARMOUR RETAIL OF NEW JERSEY, LLC

UNDER ARMOUR RETAIL OF DC, LLC

UNDER ARMOUR RETAIL OF CONNECTICUT, LLC

UNDER ARMOUR RETAIL OF ILLINOIS, LLC

UNDER ARMOUR RETAIL OF SOUTH CAROLINA, LLC

UNDER ARMOUR RETAIL OF MICHIGAN, LLC

UNDER ARMOUR RETAIL OF MAINE, LLC

UNDER ARMOUR RETAIL OF TENNESSEE, LLC

UNDER ARMOUR RETAIL OF VIRGINIA, LLC,

UNDER ARMOUR RETAIL OF COLORADO, LLC

UNDER ARMOUR RETAIL OF NEW HAMPSHIRE, LLC

each a limited liability company

By: Under Armour Retail, Inc., its sole member

/s/ John Stanton	By:	/s/ Brad Dickerson

	Printed:	Brad Dickerson

	Title:	Treasurer

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent

By:	/s/ John E. Hehir
Printed: John E. Hehir Title: Senior Vice President, Corporate Banking

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

SUNTRUST BANK, individually and as Syndication Agent

By:	/s/ Gregory A. Farno
Printed: Gregory A. Farno Title: Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

COMPASS BANK, individually and as Documentation Agent

By:	/s/ W. Brad Davis
Printed: W. Brad Davis Title: Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

BRANCH BANKING & TRUST COMPANY

By:	/s/ James E. Davis
Printed: James E. Davis Title: Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

BANK OF AMERICA, N.A.

By:	/s/ Mary Giermek
Printed: Mary Giermek Title: Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

MANUFACTURERS AND TRADERS TRUST COMPANY

By:	/s/ Glenn A. Page
Printed: Glenn A. Page Title: Vice President